NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
              INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK

                                                           CUSIP NO. 69671V 10 4

SPECIMEN                                                          SHARES
 NUMBER                         PALM WORKS, INC.

                            AUTHORIZED COMMON STOCK
                                PAR VALUE: $.02

THIS CERTIFIES THAT                 SPECIMEN


IS THE RECORD HOLDER OF             SPECIMEN

                    Shares of PALM WORKS, INC. Common Stock

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: SPECIMEN

/s/ Ellen S. Eckler                               /s/ James T. Voss
------------------------------                    ------------------------------
Secretary                                         President

Countersigned Registered:
LIBERTY TRANSFER CO.
Box 558, Huntington, NY 11743-0558
191 New York Ave., Huntington, NY 11743-2711


By
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          Authorized Signature

[CORPORATE SEAL]

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -- as tenants in common           UNIF GIFT MIN ACT --           Custodian
TEN ENT -- as tenants by the entireties                        ..........          ...........
JT TEN -- as joint tenants with right of                         (Cust)              (Minor)
          survivorship and not as tenants                      under Uniform Gifts to Minors
          in common                                            .............................
                                                                          (State)

    Additional abbreviations may also be used though not in the above list.

     For Value Received, _______________________ hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)


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                                    SPECIMEN
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                                                                          Shares
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of the  capital  stock  represented  by the  within  certificate,  and do hereby irrevocably constitute and appoint

                                                                        Attorney
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to transfer  the said stock on the books of the within  named  Corporation  with full power of substitution in the premises.

Dated
      -------------------------


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NOTICE: THE  SIGNATURE TO THIS  ASSIGNMENT  MUST  CORRESPOND  WITH  THE  NAME AS
        WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.